UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2022
AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Iowa	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6000 Westown Parkway
West Des Moines, IA 50266
(Address of principal executive offices and zip code)
(515) 221-0002
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1	AEL	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A	AELPRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.625% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B	AELPRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01  Regulation FD Disclosure.
On December 20, 2022, American Equity Investment Life Holding Company published a news release entitled, "American Equity Rejects Unsolicited Acquisition Proposal from Prosperity Group Holdings LP and Elliott Investment Management L.P.," a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference. This information, and the release, are furnished and not filed pursuant to instruction B.2 of Form 8-K.
Item 8.01 Other Events.
On December 8, 2022, the American Equity Investment Life Holding Company (“American Equity”) Board of Directors (the "Board") received an unsolicited, non-binding, and opportunistic proposal from Prosperity Group Holdings LP and its principal shareholder, Elliott Investment Management L.P. to acquire American Equity in an all-cash transaction at $45.00 per share. The Board rejected the proposal on December 12, 2022. On December 19, 2022, the Board received a second letter from the same parties restating the same price and economic terms. The Board reiterated its rejection on December 20, 2022.
Item 9.01  Financial Statements and Exhibits.

Exhibit Number	Description
99.1	American Equity Investment Life Holding Company News Release dated December 20, 2022 Announcing Rejection of Unsolicited Proposal
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Date: December 21, 2022	By:	/s/ Mark A. Schuman
Mark A. Schuman
Vice President and Associate General Counsel, Securities and Corporate Governance, and Assistant Secretary